                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints each of Andrew Mitchell or Alan V. Richardson or Richard T. O'Brien the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under the Securities Act of 1933, prepared in connection with the PacifiCorp Stock Incentive Plan, the PacifiCorp K Plus Plan and the PacifiCorp Compensation Reduction Plan, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney and agent full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each said attorney and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

  /s/ CHARLES MURRAY STUART
             CBE                Chairman of the Board and
------------------------------    Director
  Charles Murray Stuart CBE

       /s/ IAN ROBINSON         Chief Executive Officer
------------------------------    and Director (Principal
         Ian Robinson             Executive Officer)

   /s/ IAN SIMON MACGREGOR      Deputy Chief Executive and
           RUSSELL                Finance Director
------------------------------    (Principal Financial and
 Ian Simon MacGregor Russell      Accounting Officer)

  /s/ KENNETH LESLIE VOWLES
------------------------------
    Kenneth Leslie Vowles

   /s/ CHARLES MILLER SMITH
------------------------------
     Charles Miller Smith

      /s/ CHARLES BERRY
------------------------------
        Charles Berry

     /s/ ALAN RICHARDSON
------------------------------
       Alan Richardson

   /s/ EWEN CAMERON STEWART
          MACPHERSON
------------------------------
     Ewen Cameron Stewart
          Macpherson

     /s/ JOHN PARNABY CBE
------------------------------
       John Parnaby CBE

------------------------------
        Peter Gregson

       /s/ MAIR BARNES
------------------------------
         Mair Barnes